UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 25, 2019

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

(e)	Time-Based Restricted Stock Awards

At meetings of the Company’s Compensation Committee (the “Committee”) and the Board held on April 25, 2019, the executive officers listed below were awarded shares of time-based restricted stock in the amounts indicated below:

		Number of Shares of Restricted Stock
Name	Position	Awarded	Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	15,971	4/30/2022
James S. Porter	Executive Vice President and Chief Financial Officer	6,200	4/30/2022
Brent C. Jewell	Senior Vice President, Business Development and Strategy	5,000	4/30/2022
Patricia A. Beithon	General Counsel and Corporate Secretary	5,000	4/30/2022
Gary R. Johnson	Senior Vice President and Treasurer	2,300	4/30/2022

Such restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2020 (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the Restricted Stock Award Agreement, the “RSA Agreement”)) or involuntary termination without Cause (as defined in the RSA Agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the RSA Agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of both a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the termination of the executive officer’s employment, either simultaneously or subsequently by the Company without Cause or by the executive officer for Good Reason (as defined in the RSA Agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

CEO Evaluation-Based Incentive Agreement

On April 25, 2019, the Board made a performance-based incentive award to Joseph F. Puishys, the Company’s Chief Executive Officer, and approved a form of CEO evaluation-based incentive agreement (the “CEO Evaluation-Based Incentive Agreement”).

The CEO Evaluation-Based Incentive Agreement establishes a one-year, evaluation-based performance award. Under the CEO Evaluation-Based Incentive Agreement, the amount of the award earned, if any, will be based upon the average rating Mr. Puishys receives on the annual performance evaluation conducted by the Board. The amount of the award earned will then be deferred into the Company’s 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 12, 2010, as amended by the First Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 1, 2014, the Second Amendment to the Apogee Enterprises Inc. 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 29, 2016, the Third Amendment to the Apogee Enterprises Inc. 2011 Deferred Compensation Plan (as so amended through such third amendment, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 10, 2017, and the Fourth Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan (as so amended through such fourth amendment, the “2011 Deferred Compensation Plan”) a copy of which is on file with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 3, 2018. The performance evaluation criteria for fiscal 2020 for Mr. Puishys are based upon Architectural Framing Systems segment organizational design, EFCO Corporation integration and performance improvement and Architectural Glass segment revenue growth and operational improvement initiatives.

The amount deferred under the 2011 Deferred Compensation Plan is forfeitable unless Mr. Puishys remains employed until April 30, 2024 (the “Evaluation-Based Retention Period”). In the event Mr. Puishys’ employment is terminated prior to the end of the Evaluation-Based Retention Period, the amount awarded pursuant to the CEO

Evaluation-Based Incentive Agreement shall be immediately and irrevocably forfeited. In the case of Mr. Puishys’ death or disability, Mr. Puishys, or his estate, as applicable, shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the CEO Evaluation-Based Incentive Agreement, the Evaluation-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Committee in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Under the CEO Evaluation-Based Incentive Agreement, if the Board determines that Mr. Puishys has met or exceeded his performance evaluation criteria for fiscal 2019, Mr. Puishys will earn an award ranging from $233,750, at target, up to $467,500, at maximum. There is no threshold performance level for an award under the CEO Evaluation-Based Incentive Agreement. The Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

The form of CEO Evaluation-Based Incentive, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.2	Form of CEO Evaluation-Based Incentive Agreement.*

*	Filed herewith

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.2	Form of CEO Evaluation-Based Incentive Agreement.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: April 30, 2019